POWER OF ATTORNEY
                        (1994 Form 10-K)



     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints DANIEL R. NELSON and DWIGHT V. BOARD, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all such person's capacities with West One Bancorp, an Idaho corporation ("Company"), to sign Company's annual report on Form 10-K for the fiscal year ended December 31, 1993, and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission under the Securities Exchange Act of 1934, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of this 20th day of January, 1994.


          SIGNATURE                          TITLE



/s/ Daniel R. Nelson
______________________________     Chairman and Chief Executive
Daniel R. Nelson                   Officer and Director
                                   (Principal Executive Officer)

/s/ Scott M. Hayes
______________________________     Executive Vice President
Scott M. Hayes                     Chief Financial Officer
                                   (Principal Financial Officer)

/s/ Jim A. Peterson
______________________________     Senior Vice President and Controller
Jim A. Peterson                    (Principal Accounting Officer)



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          SIGNATURE                     TITLE


/s/ Harry Bettis
______________________________          Director
Harry Bettis

/s/ W. J. Deasy
______________________________          Director
William J. Deasy

/s/ John B. Fery
______________________________          Director
John B. Fery

/s/ Stuart A. Hall
______________________________          Director
Stuart A. Hall

/s/ Jack B. Little
______________________________          Director
Jack B. Little

/s/ Warren E. McCain
______________________________          Director
Warren E. McCain

/s/ D.W. McCallum
______________________________          Director
Douglas W. McCallum

/s/ Allen T. Noble
______________________________          Director
Allen T. Noble


______________________________          Director
Philip B. Soulen























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